Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	34,985.09
Total Transaction Valuation	253,331,545.20
Total Offset Amount	0.00
Net Fee	$ 34,985.09